UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 21, 2019

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

As previously announced in our Current Report on Form 8-K dated June 19, 2019, at a special meeting of the stockholders of Avinger, Inc. (the “Company”) the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse split of the Company’s common stock, par value $0.001 (the “Common Stock”) and authorized the Board of Directors (the “Board”) to, at their sole discretion, select a ratio of between 1-for-3 and 1-for-10, inclusive.

The Board has determined to set the reverse stock split ratio at 1-for-10 (the “Reverse Stock Split”). The Reverse Stock Split will become effective as of 5:00 p.m., Eastern Time on June 21, 2019 (the “Effective Time”), pursuant to a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 21, 2019. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. This discussion is qualified in its entirety by reference to the full text of the Certificate of Amendment.

In connection with the Reverse Stock Split, the CUSIP number of the Common Stock will be changed to 053734604. The Common Stock will begin trading on The Nasdaq Capital Market on a split-adjusted basis on June 24, 2019.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.  Other Events.

Reverse Stock Split Ratio and Press Release

On June 21, 2019 the Company issued a press release announcing the effectiveness of the reverse stock split. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Avinger, Inc.

99.1	Press Release of Avinger, Inc. on June 21, 2019 related to the Reverse Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: June 21, 2019	By:	/s/ Mark Weinswig
Mark Weinswig Chief Financial Officer